EXHIBIT 99.2


                          MASTER ADMINISTRATOR REPORT

                 -----------------------------------------------

                              NAFCO AUTO TRUST - 2

                     For the May 20, 1996 Distribution Date

                    For the period beginning on April 1, 1996
                 and ending on April 30, 1996 (the "Due Period")

                 -----------------------------------------------

     The undersigned, a duly authorized officer of NAFCO Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1995, by and among NAFCO Auto Funding, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1.   Capitalized terms used in this Master
          Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2.   NAFCO Inc. is, as of the date hereof the Master
          Administrator under the Pooling and Servicing
          Agreement.

     3.   The undersigned is an Officer of the Master
          Administrator.

     4.   The date of this Report is April 15, 1996.

     5.   Pool Factor

          (a)  The Pool Factor with respect to
               April 1, 1996 was...................................... .80849686
                                                                       ---------

          (b)  The Pool Factor with respect to
               April 30, 1996 was..................................... .77222344
                                                                       ---------

     6. Investor and Seller Certificate Principal Balance (beginning of Due Period)

          (a)  The Investor Certificate Principal Balance as
               of April 1, 1996 (after giving effect to the
               disbursements in reduction of principal, if
               any, on the immediately preceding
               Distribution Date) was ............................$30,078,508.70
                                                                  --------------

          (b)  The Seller Certificate Principal Balance as
               of April 1, 1996 (after giving effect to the
               disbursements in reduction of principal, if
               any, on the immediately preceding
               Distribution Date) was ............................$ 3,342,056.52
                                                                  --------------

     7.   Occurrence of a Required Reserve Event

          (a)  The Delinquency Ratio is..................................  2.65%
                                                                         -------

          (b)  The Three Month Delinquency Ratio is......................  2.91%
                                                                         -------

          (c)  The Gross Loss Ratio is................................... 19.58%
                                                                         -------

          (d)  The Three Month Gross Loss Ratio is....................... 16.08%
                                                                         -------

          (e)  The percentage of eligible claims on the ALPI
               policy not paid in a timely manner is(*).................. 10.80%
                                                                         -------

          (f) A Reserve Requirement Event has occurred and is continuing.

          (g)  The Required Reserve Percentage is........................ 10.00%
                                                                         -------


(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $49,864.55 of claims which are currently in dispute. Such disputed claims represent 4% of all eligible claims.

     8.   Aggregate Monthly Servicing Fee.

          (a)  The Monthly Servicing Fee owing to the
               Servicer on the related Distribution Date is.......$   110,732.76
                                                                  --------------

          (b)  The amount of accrued and unpaid Monthly
               Servicing Fees in respect of prior Due Periods is..$    -0-
                                                                  --------------

          (c)  The total Monthly Servicing Fee paid or
               payable to the Servicer in respect of such
               Due Period [a+b] is................................$   110,732.76
                                                                  --------------

     9.   Aggregate Monthly Subrogation Amount.

          (a)  The Monthly Subrogation Amount owing on the
               related Distribution Date is ......................$    -0-
                                                                  --------------

          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior Due
               Periods is.........................................$    -0-
                                                                  --------------

          (c)  The total Monthly Subrogation Amount paid or
               payable to the Master Administrator in respect
               of such Due Period [a+b] is........................$    -0-
                                                                  --------------

     10.  Aggregate Monthly Administrator Fee.

          (a)  The Monthly Administrator Fee owing on the
               related Distribution Date is.......................$    30,287.28
                                                                  --------------

          (b)  The amount of accrued and unpaid Monthly
               Administrator Fees in respect of prior Due
               Periods is.........................................$    -0-
                                                                  --------------

          (c)  The total Monthly Administrator Fee paid or
               payable to the Master Administrator in
               respect of such Due Period [a+b] is................$    30,287.28
                                                                  --------------

     11.  The Cash Reserve Account.

          (a)  The Insurance Reserve Amount/The Insurance
               Deductible

               (i)  The Insurance Reserve Amount as of the
                    first day of the Due Period...................$ 1,419,831.23
                                                                  --------------

               (ii) The aggregate amount to be withdrawn
                    from the Insurance Reserve Amount,
                    deposited into the Collection Account
                    and applied against the aggregate amount
                    of the Insurance Deductible...................$   148,679.66
                                                                  --------------

              (iii) The aggregate amount of Monthly
                    Subrogation Amount to be deposited into
                    the Insurance Reserve Amount on the
                    related Deposit Date .........................$    -0-
                                                                  --------------

               (iv) The Insurance Reserve Amount as of the
                    end of the Due Period is .....................$ 1,271,151.57
                                                                  --------------

          (b)  The Available Cash Reserve Amount

               (i)  The Required Cash Reserve Amount
                    (assuming all withdrawals or deposits to
                    be made with respect to the current
                    Distribution Date are made) is ...............$ 3,007,850.87
                                                                  --------------

               (ii) The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (prior to any withdrawals or deposits to
                    be made with respect to the current
                    Distribution Date are made) is ...............$ 1,776,877.41
                                                                  --------------

              (iii) The amount to be deposited to
                    (withdrawn from) the Available Cash
                    Reserve Amount with respect to the
                    current Distribution Date is .................$   157,744.49
                                                                  --------------

               (iv) The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (after any withdrawals or deposits to be
                    made with respect to the current
                    Distribution Date are made) is................$ 1,934,621.90
                                                                  --------------

          (c)  The total Cash Reserve Account as of the end
               of the Due Period (after giving effect to the
               deposits and withdrawals in (a) and (b) above) is..$ 3,205,773.47
                                                                  --------------

     12.  Available Funds.

          (a)  The amount of Available Funds with respect to
               the related Due Period was ........................$ 1,962,960.51
                                                                  --------------

          (b)  The amount of Available Funds with respect to
               the immediately preceding Due Period that
               were retained in the Collection Account was........$   108,178.64
                                                                  --------------

          (c)  Interest earned on and retained in the
               Collection Account for the Due Period and
               interest earned on the Cash Reserve Account
               and transferred to the Collection Account for
               the Due Period on the related Deposit Date was ....$    22,059.86
                                                                  --------------

          (d)  Total distributable funds with respect to the
               related Due Period [a+b+c] was ....................$ 2,093,199.01
                                                                  --------------

          (e)  The amount of Available Funds used to
               purchase additional Auto Loans during the
               related Due Period was ............................$    -0-
                                                                  --------------

          (f)  The amount of Available Funds and interest
               earned on the Collection Account remaining
               after the purchase of additional Auto Loans
               with respect to the related Due Period [d-e] is....$ 2,093,199.01
                                                                  --------------

     13.  Disbursements to be made on the related
          Distribution Date.

               The Certificate Rate is 7.00%.

          (a)  The amount of the aggregate Monthly Servicing
               Fee to be paid to the Servicer on such
               Distribution Date is ..............................$   110,732.76
                                                                  --------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the Master
               Administrator on such Distribution date is.........$    -0-
                                                                  --------------

          (c)  The amount of the Monthly Administrator Fee
               to be paid to the Master Administrator on
               such Distribution Date is..........................$    30,287.28
                                                                  --------------

          (d)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable is ...........$   175,457.97
                                                                  --------------

          (e)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes payments in reduction of
               principal with respect to the Investor
               Certificates is ........................           $ 1,349,480.09
                                                                  --------------

          (f)  The total amount of the distribution to be
               made on such Distribution Date to the
               Investor Certificateholders [d+e] is...............$ 1,524,938.06
                                                                  --------------

          (g)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Seller
               Certificate at the Certificate Rate is.............$    19,495.33
                                                                  --------------

          (h)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes a reduction of principal with
               respect to the Seller Certificate is ..............$   149,942.23
                                                                  --------------

          (i)  The amount to be deposited (withdrawn) to the
               Cash Reserve Account is ...........................$   157,744.49
                                                                  --------------

          (j)  The amount to be retained in the Collection
               Account with respect to the Partial Payment
               Amount is .........................................$   100,058.86
                                                                  --------------

          (k)  The amount to be disbursed to the Seller
               Certificateholder (other than the amounts
               referred to in (g) and (h)) is ....................$    -0-
                                                                  --------------

          (l)  The total amount of the distribution to be
               made to the Seller Certificateholders [g+h+k] is...$   169,437.56
                                                                  --------------

     14.  Investor and Seller Certificate Principal Balance
          (end of Due Period).

          (a)  The Investor Certificate Principal Balance as
               of April 30, 1996 (after giving effect to the
               disbursements in reduction of principal, if
               any, on the immediately preceding
               Distribution Date) was ............................$28,729,028.61
                                                                  --------------

          (b)  The Seller Certificate Principal Balance as
               of April 30, 1996 (after giving effect to the
               disbursements in reduction of principal, if
               any, on the related Distribution Date) was.........$ 3,192,114.29
                                                                  --------------

     15.  Events of Administrator Termination.

          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 15th day of May, 1996.


                           NAFCO INC.
                            as Master Administrator


                           By:/s/ Carolyn Schembri
                              -----------------------------------------
                              Name: Carolyn Schembri
                              Title: Vice President of Asset Management

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED May 15, 1996


                   EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                    ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED May 15, 1996


     In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:

     1.   Aggregate Principal Balance of the Auto Loans.

          As of April 30, 1996 [the close of business on the last day of the Due Period]

          Number of Days        Number of              Aggregate Principal
            Delinquent          Auto Loans             Balance of Auto Loans
            ----------          ----------             ---------------------
          current (0-29)          2,467                      $27,336,349
            30 -  59                241                        2,913,925
            60 -  89                 78                          933,029
            90 - 120                 51                          587,032
            over 120                295                        2,645,604
                                  -----                      -----------
          Totals:                 3,132                      $34,415,940
                                  =====

          Aggregate Principal Balance of Defaulted
           Auto Loans at April 30, 1996                       (2,494,797)
                                                             -----------
          Aggregate Principal Balance allocable
          to Certificateholders                              $31,921,143
                                                             ===========

     2. Total Amounts Collected during the Due Period and Deposited into the Collection Account.

          (a)  The total amount of Payments collected on the
               Auto Loans and deposited into the Collection
               Account for the Due Period was......................$1,483,281.87
                                                                   -------------

          (b)  The total amount of Recoveries on Defaulted
               Auto Loans collected on the Auto Loans and
               deposited into the Collection Account for the
               Due Period was......................................$  339,118.76
                                                                   -------------

          (c)  The total amounts collected on the Auto Loans
               and deposited into the Collection Account for
               the Due Period was [a+b]............................$1,822,400.63
                                                                   -------------

     3.   Defaulted Auto Loans.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

          Number of                       Aggregate Principal
          Auto Loans                      Balance of Auto Loans
          ----------                      ---------------------
              44                               $558,412.53

     4.   The information specified in item 13(d) through
          (f) stated on the basis of $1,000 Initial Principal Amount.

          The Certificate Rate is 7%.

          (a)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable stated
               on the basis of $1,000 Initial Principal
               Amount is .............................................$ 4.716232
                                                                      ----------

          (b)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes payments in reduction of
               principal with respect to the Investor
               Certificate on the basis of $1,000 Initial
               Principal Amount is ...................................$36.273421
                                                                      ----------

          (c)  The total amount of the distribution to be
               made on such Distribution Date to the
               Investor Certificateholders on the basis of
               $1,000 Initial Principal Amount is.....................$40.989653
                                                                      ----------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED May 15, 1996

     Calculation of Required Cash Reserve Amount as of the May 20, 1996 Distribution Date.

     (i)  The Investor Certificate Principal Balance equals $30,078,508.70.

     (ii) Required Reserve Percentage equals 10%.

    (iii) The Required Cash Reserve Amount equals (the product of (i) and (ii)) $3,007,850.87

     For purposes of this Annex C, the following term shall have the following meaning:

     "Required Reserve Percentage" means:

     (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

     (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Three Month Delinquency Test occurs;

     (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

     (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

     (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

     (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.

                           MASTER ADMINISTRATOR REPORT

                 -----------------------------------------------

                               NAFCO AUTO TRUST - 2

                     For the June 20, 1996 Distribution Date

                     For the period beginning on May 1, 1996
                  and ending on May 31, 1996 (the "Due Period")

                 -----------------------------------------------

     The undersigned, a duly authorized officer of NAFCO Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1995, by and among NAFCO Auto Funding, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NAFCO Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.   The undersigned is an Officer of the Master Administrator.

     4.   The date of this Report is June 17, 1996.

     5.   Pool Factor.

          (a)  The Pool Factor with respect to
               May 1, 1996 was........................................ .77222344
                                                                       ---------

          (b)  The Pool Factor with respect to
               May 31, 1996 was....................................... .73562022
                                                                       ---------

     6.   Investor and Seller Certificate Principal Balance
          (beginning of Due Period).

          (a)  The Investor Certificate Principal Balance as
               of May 1, 1996 (after giving effect to the
               disbursements in reduction of principal, if
               any, on the immediately preceding
               Distribution Date) was ........................... $28,729,028.61
                                                                  --------------

          (b)  The Seller Certificate Principal
               Balance as of May 31 1996 (after
               giving effect to the disbursements
               in reduction of principal, if any, on
               the immediately preceding Distribution
               Date) was .......................................  $ 3,192,114.29
                                                                   -------------

     7.   Occurrence of a Required Reserve Event
          --------------------------------------

          (a)  The Delinquency Ratio is ........................           2.41%
                                                                   -------------

          (b)  The Three Month Delinquency Ratio is ............           2.55%
                                                                   -------------

          (c)  The Gross Loss Ratio is .........................          20.38%
                                                                   -------------

          (d)  The Three Month Gross Loss Ratio is .............          19.94%
                                                                   -------------

          (e)  The percentage of eligible claims on the
               ALPI policy not paid in a timely manner
               is(*) ...........................................          15.27%
                                                                   -------------

          (f) A Reserve Requirement Event has occurred and is continuing.

          (g)  The Required Reserve Percentage is ..............          10.00%
                                                                   -------------


(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $40,300.42 of claims which are currently in dispute. Such disputed claims represent 3 of all eligible claims.

     8.   Aggregate Monthly Servicing Fee.
          -------------------------------

          (a)  The Monthly Servicing Fee owing
               to the Servicer on the related
               Distribution Date is ............................  $   102,558.45
                                                                   -------------

          (b)  The amount of accrued and unpaid
               Monthly Servicing Fees in respect of
               prior Due Periods is ............................  $      -0-
                                                                   -------------

          (c)  The total Monthly Servicing Fee paid
               or payable to the Servicer in respect
               of such Due Period [a+b] is .....................  $   102,558.45
                                                                   -------------

     9.   Aggregate Monthly Subrogation Amount.
          ------------------------------------

          (a)  The Monthly Subrogation Amount
               owing on the related Distribution
               Date is .........................................  $      -0-
                                                                   -------------

          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior Due
               Periods is ........................................$    -0-
                                                                  --------------

          (c)  The total Monthly Subrogation Amount paid or
               payable to the Master Administrator in
               respect of such Due Period [a+b] is ...............$    -0-
                                                                  --------------

     10.  Aggregate Monthly Administrator Fee.

          (a)  The Monthly Administrator Fee owing on the
               related Distribution Date is ......................$    30,055.88
                                                                  --------------

          (b)  The amount of accrued and unpaid Monthly
               Administrator Fees in respect of prior Due
               Periods is ........................................$    -0-
                                                                  --------------

          (c)  The total Monthly Administrator Fee paid or
               payable to the Master Administrator in
               respect of such Due Period [a+b] is ...............$    30,055.88
                                                                  --------------

     11.  The Cash Reserve Account.

          (a)  The Insurance Reserve Amount/The Insurance
               Deductible

               (i)  The Insurance Reserve Amount as of the
                    first day of the Due Period ..................$ 1,271,151.57
                                                                  --------------

               (ii) The aggregate amount to be withdrawn
                    from the Insurance Reserve Amount,
                    deposited into the Collection Account
                    and applied against the aggregate amount
                    of the Insurance Deductible ..................$   243,600.42
                                                                  --------------

              (iii) The aggregate amount of Monthly
                    Subrogation Amount to be deposited into
                    the Insurance Reserve Amount on the
                    related Deposit Date .........................$    13,000.00
                                                                  --------------

               (iv) The Insurance Reserve Amount as of the
                    end of the Due Period is .....................$ 1,040,551.15
                                                                  --------------

          (b)  The Available Cash Reserve Amount

               (i)  The Required Cash Reserve Amount
                    (assuming all withdrawals or deposits to
                    be made with respect to the current
                    Distribution Date are made) is ...............$ 2,872,902.86
                                                                  --------------

               (ii) The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (prior to any withdrawals or deposits to
                    be made with respect to the current
                    Distribution Date are made) is ...............$ 1,934,621.90
                                                                  --------------

              (iii) The amount to be deposited to
                    (withdrawn from) the Available Cash
                    Reserve Amount with respect to the
                    current Distribution Date is .................$   228,039.89
                                                                  --------------

               (iv) The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (after any withdrawals or deposits to be
                    made with respect to the current
                    Distribution Date are made) is ...............$ 2,162,661.79
                                                                  --------------

          (c)  The total Cash Reserve Account as of the end
               of the Due Period (after giving effect to the
               deposits and withdrawals in (a) and (b)
               above) is .........................................$ 3,203,212.94
                                                                  --------------

     12.  Available Funds.

          (a)  The amount of Available Funds with respect to
               the related Due Period was ........................$ 2,046,600.22
                                                                  --------------

          (b)  The amount of Available Funds with respect to
               the immediately preceding Due Period that
               were retained in the Collection Account was .......$   100,058.86
                                                                  --------------

          (c)  Interest earned on and retained in the
               Collection Account for the Due Period and
               interest earned on the Cash Reserve Account
               and transferred to the Collection Account for
               the Due Period on the related Deposit Date was ....$    22,206.17
                                                                  --------------

          (d)  Total distributable funds with respect to the
               related Due Period [a+b+c] was ....................$ 2,168,865.25
                                                                  --------------

          (e)  The amount of Available Funds used to
               purchase additional Auto Loans during the
               related Due Period was ............................$    -0-
                                                                  --------------

          (f)  The amount of Available Funds and interest
               earned on the Collection Account remaining
               after the purchase of additional Auto Loans
               with respect to the related Due Period [d-e] is ...$ 2,168,865.25
                                                                  --------------

     13. Disbursements to be made on the related Distribution Date. The Certificate Rate is 7.00%.

          (a)  The amount of the aggregate Monthly Servicing
               Fee to be paid to the Servicer on such
               Distribution Date is ..............................$   102,558.45
                                                                  --------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the Master
               Administrator on such Distribution date is ........$    -0-
                                                                  --------------

          (c)  The amount of the Monthly Administrator Fee
               to be paid to the Master Administrator on
               such Distribution Date is .........................$    30,055.88
                                                                  --------------

          (d)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable is ...........$   167,586.00
                                                                  --------------

          (e)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes payments in reduction of principal
               with respect to the Investor Certificates is ......$ 1,361,749.45
                                                                  --------------

          (f)  The total amount of the distribution to be
               made on such Distribution Date to the
               Investor Certificateholders [d+e] is ..............$ 1,529,335.45
                                                                  --------------

          (g)  The amount of the aggregate distribution to be
               made on such Distribution Date which
               constitutes interest on the Seller
               Certificate at the Certificate Rate is ............$    18,620.67
                                                                  --------------

          (h)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes a reduction of principal with
               respect to the Seller Certificate is ..............$   151,305.49
                                                                  --------------

          (i)  The amount to be deposited (withdrawn) to the
               Cash Reserve Account is ...........................$   228,039.89
                                                                  --------------

          (j)  The amount to be retained in the Collection
               Account with respect to the Partial Payment
               Amount is .........................................$   108,949.42
                                                                  --------------

          (k)  The amount to be disbursed to the Seller
               Certificateholder (other than the amounts
               referred to in (g) and (h)) is ....................$    -0-
                                                                  --------------

          (l)  The total amount of the distribution to be
               made to the Seller Certificateholders [g+h+k] is ..$   169,926.16
                                                                  --------------

     14.  Investor and Seller Certificate Principal Balance
          (end of Due Period).

          (a)  The Investor Certificate Principal Balance as
               of May 31, 1996 (after giving effect to the
               disbursements in reduction of principal, if
               any, on the immediately preceding
               Distribution Date) was ............................$27,367,279.16
                                                                  --------------

          (b)  The Seller Certificate Principal Balance as
               of May 31, 1996 (after giving effect to the
               disbursements in reduction of principal, if
               any, on the related Distribution Date) was ........$ 3,040,808.80
                                                                  --------------

     15.  Events of Administrator Termination.

          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [as disclosed on the attached Annex A].

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 17th day of June, 1996.


                                       NAFCO INC.
                                        as Master Administrator


                                       By: /s/ Kevin M. Micucci
                                          --------------------------------
                                          Name: Kevin M. Micucci
                                          Title: Vice President of Finance

                                     ANNEX A
                                       TO
                          MASTER ADMINISTRATOR REPORT
                               DATED June 17, 1996


                   EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED June 17, 1996


     In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:

     1.   Aggregate Principal Balance of the Auto Loans.

          As of May 31, 1996 [the close of business on the last day of the Due Period]

            Number of Days          Number of            Aggregate Principal
            Delinquent              Auto Loans           Balance of Auto Loans
            ----------              ----------           ---------------------
            current (0-29)          2,419                   $26,314,287
              30 -  59                223                     2,697,790
              60 -  89                 73                       870,772
              90 - 120                 44                       543,924
              over 120                293                   $ 2,502,845
                                    -----                   -----------
            Totals:                 3,052                   $32,929,618
                                    =====

            Aggregate Principal Balance of Defaulted
             Auto Loans at May 31, 1996                      (2,521,530)
                                                             ----------
            Aggregate Principal Balance allocable
             to Certificateholders                          $30,408,088
                                                            ===========

     2. Total Amounts Collected during the Due Period and Deposited into the Collection Account.

          (a)  The total amount of Payments collected on the
               Auto Loans and deposited into the Collection
               Account for the Due Period was .....................$1,438,089.97
                                                                   -------------

          (b)  The total amount of Recoveries on Defaulted
               Auto Loans collected on the Auto Loans and
               deposited into the Collection Account for the
               Due Period was ............ ........................$  356,019.27
                                                                   -------------

          (c)  The total amounts collected on the Auto Loans
               and deposited into the Collection Account for
               the Due Period was [a+b] ...........................$1,794,109.24
                                                                   -------------

     3.   Defaulted Auto Loans.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

                   Number of                         Aggregate Principal
                   Auto Loans                        Balance of Auto Loans
                   ----------                        ---------------------
                       48                                   $619,564.03

     4. The information specified in item 13(d) through (f) stated on the basis of $1,000 Initial Principal Amount.
          The Certificate Rate is 7%.

          (a)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable stated
               on the basis of $1,000 Initial Principal
               Amount is..........................................$     4.504637
                                                                  --------------

          (b)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes payments in reduction of
               principal with respect to the Investor
               Certificate on the basis of $1,000 Initial
               Principal Amount is................................$    36.603216
                                                                  --------------

     (c)  The total amount of the distribution to be made on
          such Distribution Date to the Investor
          Certificateholders on the basis of $1,000 Initial
          Principal Amount is ....................................$    41.107853
                                                                  --------------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED June 17, 1996

     Calculation of Required Cash Reserve Amount as of the June 20, 1996 Distribution Date.

     (i)  The Investor Certificate Principal Balance equals $27,367,279.16.

     (ii) Required Reserve Percentage equals 10%.

    (iii) The Required Cash Reserve Amount equals (the product of (i) and (ii)) $2,872,902.86

     For purposes of this Annex C, the following term shall have the following meaning:

     "Required Reserve Percentage" means:

     (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

     (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause
          (b) shall no longer apply until another Three Month Delinquency Test occurs;

     (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause
          (c) shall no longer apply until another
          Delinquency Test occurs;

     (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

     (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

     (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.

                           MASTER ADMINISTRATOR REPORT

                 -----------------------------------------------

                               NAFCO AUTO TRUST -2

                     For the July 22, 1996 Distribution Date

         For the period beginning on June 1, 1996 and ending on June 30,
                             1996 (the "Due Period')

                 -----------------------------------------------

     The undersigned, a duly authorized officer of NAFCO Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1995, by and among NAFCO Auto Funding, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NAFCO Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.   The undersigned is an Officer of the Master Administrator.

     4.   The date of this Report is July 17, 1996.

     5.   Pool Factor.

          (a)  The Pool Factor with respect to
               June 1, 1996 was ..................................     .73562022
                                                                       ---------

          (b)  The Pool Factor with respect to
               June 30, 1996 was .................................     .69950642
                                                                       ---------

     6. Investor and Seller Certificate Principal Balance (beginning of Due Period).

          (a)  The Investor Certificate Principal Balance as
               of June 1, 1996 (after giving effect to the
               disbursements in reduction of principal, if
               any, on the immediately preceding
               Distribution Date) was ............................$27,367,279.16
                                                                  --------------

          (b)  The Seller Certificate Principal Balance as
               of June 1, 1996 (after giving effect to the
               disbursements in reduction of principal, if
               any, on the immediately preceding
               Distribution Date) was ............................$ 3,040,808.80
                                                                  --------------

     7.   Occurrence of a Required Reserve Event

          (a)  The Delinquency Ratio is .................................  2.67%
                                                                         ------

          (b)  The Three Month Delinquency Ratio is .....................  2.45%
                                                                         ------

          (c)  The Gross Loss Ratio is .................................. 20.03%
                                                                         ------

          (d)  The Three Month Gross Loss Ratio is ...................... 19.47%
                                                                         ------

          (e)  The percentage of eligible claims on the ALPI
               policy not paid in a timely manner is (*) ................ 18.37%
                                                                         ------

          (f) A Reserve Requirement Event has occurred and is continuing.

          (g)  The Required Reserve Percentage is ....................... 10.00%
                                                                         ------

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $50,793.32 of claims which are currently in dispute. Such disputed claims represent 3.48% of all eligible claims.

     8.   Aggregate Monthly Servicing Fee.

          (a)  The Monthly Servicing Fee owing to the
               Servicer on the related Distribution Date is .........$102,822.98
                                                                     -----------

          (b)  The amount of accrued and unpaid Monthly
               Servicing Fees in respect of prior Due
               Periods is ...........................................$   -0-
                                                                     -----------

          (c)  The total Monthly Servicing Fee paid or
               payable to the Servicer in respect of such
               Due Period [a+b] is ..................................$102,822.98
                                                                     -----------

     9.   Aggregate Monthly Subrogation Amount.

          (a)  The Monthly Subrogation Amount owing on the
               related Distribution Date is .........................$    -0-
                                                                     -----------

          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior Due
               Periods is .........................................$     -0-
                                                                   -------------

          (c)  The total Monthly Subrogation Amount paid or
               payable to the Master Administrator in
               respect of such Due Period [a+b] is ................$     -0-
                                                                   -------------

     10.  Aggregate Monthly Administrator Fee.

          (a)  The Monthly Administrator Fee owing on the
               related Distribution Date is .......................$   27,038.32
                                                                   -------------

          (b)  The amount of accrued and unpaid Monthly
               Administrator Fees in respect of prior Due
               Periods is .........................................$     -0-
                                                                   -------------

          (c)  The total Monthly Administrator Fee paid or
               payable to the Master Administrator in
               respect of such Due Period [a+b] is ................$   27,038.32
                                                                   -------------

     11.  The Cash Reserve Account.

          (a)  The Insurance Reserve Amount/The Insurance
               Deductible

               (i)  The Insurance Reserve Amount as of the
                    first day of the Due Period....................$1,040,551.15
                                                                   -------------

               (ii) The aggregate amount to be withdrawn
                    from the Insurance Reserve Amount,
                    deposited into the Collection Account
                    and applied against the aggregate amount
                    of the Insurance Deductible....................$   89,180.53
                                                                   -------------

              (iii) The aggregate amount of Monthly
                    Subrogation Amount to be deposited into
                    the Insurance Reserve Amount on the
                    related Deposit Date ..........................$     -0-
                                                                   -------------

               (iv) The Insurance Reserve Amount as of the
                    end of the Due Period is ......................$  951,370.62
                                                                   -------------

          (b)  The Available Cash Reserve Amount

               (i)  The Required Cash Reserve Amount
                    (assuming all withdrawals or deposits to
                    be made with respect to the current
                    Distribution Date are made) is ................$2,736,727.92
                                                                   -------------

               (ii) The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (prior to any withdrawals or deposits to
                    be made with respect to the current
                    Distribution Date are made) is ................$2,162,661.79
                                                                   -------------

               (iii) The amount to be deposited to
                    (withdrawn from) the Available Cash
                    Reserve Amount with respect to the
                    current Distribution Date is ..................$   -0-
                                                                   -------------

               (iv) The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (after any withdrawals or deposits to be
                    made with respect to the current
                    Distribution Date are made) is ................$2,162,661.79
                                                                   -------------

          (c)  The total Cash Reserve Account as of the end
               of the Due Period (after giving effect to the
               deposits and withdrawals in (a) and (b)
               above) is ..........................................$3,114,032.41
                                                                   -------------

     12.  Available Funds

          (a)  The amount of Available Funds with respect to
               the related Due Period was .........................$1,699,550.62
                                                                   -------------

          (b)  The amount of Available Funds with respect to
               the immediately preceding Due Period that
               were retained in the Collection Account was ........$  108,949.42
                                                                   -------------

          (c)  Interest earned on and retained in the
               Collection Account for the Due Period and
               interest earned on the Cash Reserve Account
               and transferred to the Collection Account for
               the Due Period on the related Deposit Date
               was ................................................$   20,983.02
                                                                   -------------

          (d)  Total distributable funds with respect to the
               related Due Period [a+b+c] was .....................$1,829,483.06
                                                                   -------------

          (e)  The amount of Available Funds used to
               purchase additional Auto Loans during the
               related Due Period was .............................$   -0-
                                                                   -------------

          (f)  The amount of Available Funds and interest
               earned on the Collection Account remaining
               after the purchase of additional Auto Loans
               with respect to the related Due Period [d-e] is ... $1,829,483.06
                                                                   -------------

     13.  Disbursements to be made on the related Distribution Date.

               The Certificate Rate is 7.00%.

          (a)  The amount of the aggregate Monthly Servicing
               Fee to be paid to the Servicer on such
               Distribution Date is ...............................$  102,822.98
                                                                   -------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the Master
               Administrator on such Distribution date is..........$     -0-
                                                                   -------------

          (c)  The amount of the Monthly Administrator Fee
               to be paid to the Master Administrator on
               such Distribution Date is...........................$   27,038.32
                                                                   -------------

          (d)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable
               is..................................................$  159,642.46
                                                                   -------------

          (e)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes payments in reduction of
               principal with respect to the Investor
               Certificates is.....................................$1,343,541.98
                                                                   -------------

          (f)  The total amount of the distribution to be
               made on such Distribution Date to the
               Investor Certificateholders [d+e] is................$1,503,184.44
                                                                   -------------

          (g)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Seller
               Certificate at the Certificate Rate is..............$   17,738.05
                                                                   -------------

          (h)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes a reduction of principal with
               respect to the Seller Certificate is................$   78,039.12
                                                                   -------------

          (i)  The amount to be deposited (withdrawn) to the
               Cash Reserve Account is.............................$     -0-
                                                                   -------------

          (j)  The amount to be retained in the Collection
               Account with respect to the Partial Payment
               Amount is ..........................................$  100,660.15
                                                                   -------------

          (k)  The amount to be disbursed to the Seller
               Certificateholder (other than the amounts
               referred to in (g) and (h)) is .....................$     -0-
                                                                   -------------

          (l)  The total amount of the distribution to be
               made to the Seller Certificateholders [g+h+k] is....$   95,777.17
                                                                   -------------

     14.  Investor and Seller Certificate Principal Balance (End of Due Period)

          (a)  The Investor Certificate Principal Balance
               as of June 30, 1996 (after giving effect to
               the disbursements in reduction of principal,
               if any, on the immediately preceding
               Distribution Date) was ............................$26,023,737.18
                                                                   -------------

          (b)  The Seller Certificate Principal Balance as
               of June 30, 1996 (after giving effect to the
               disbursements in reduction of principal, if
               any, on the related Distribution Date) was .........$2,962,769.68
                                                                   -------------

     15.  Events of Administrator Termination.

          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator
          Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 17th day of July 1996.

                           NAFCO INC.
                            as Master Administrator


                           By:/s/ Carolyn Schembri
                              ----------------------
                             Name: Carolyn Schembri
                             Title: Vice President of Asset Management

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED July 17, 1996


                   EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED July 17, 1996

     In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:

     1.   Aggregate Principal Balance of the Auto Loans.

          As of June 30, 1996 [the close of business on the last day of the Due Period]

          Number of Days          Number of               Aggregate Principal
          Delinquent              Auto Loans             Balance of Auto Loans
          ----------              ----------             ---------------------
         current (0-29)             2,293                      $24,543,030
           30 -  59                   243                        2,795,251
           60 -  89                    88                        1,094,857
           90 - 120                    50                          616,510
           over 120                   306                        2,627,605
                                    -----                      -----------
         Totals:                    2,980                      $31,677,253
                                    =====

          Aggregate Principal Balance of Defaulted
           Auto Loans at June 30, 1996                          (2,761,989)
                                                               -----------
          Aggregate Principal Balance allocable
           to Certificateholders                               $28,915,264
                                                               ===========

     2.   Total Amounts Collected during the Due Period and
          Deposited into the Collection Account.

          (a)  The total amount of Payments collected on the
               Auto Loans and deposited into the Collection
               Account for the Due Period was .....................$1,418,393.54
                                                                   -------------

          (b)  The total amount of Recoveries on Defaulted
               Auto Loans collected on the Auto Loans and
               deposited into the Collection Account for the
               Due Period was .....................................$  200,266.02
                                                                   -------------

          (c)  The total amounts collected on the Auto Loans
               and deposited into the Collection Account for
               the Due Period was [a+b] ...........................$1,618,659.56
                                                                   -------------

     3.   Defaulted Auto Loans.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

                   Number of                            Aggregate Principal
                  Auto Loans                           Balance of Auto Loans
                  ----------                           ---------------------
                      43                                     $537,327.76

     4. The information specified in item 13(d) through (f) stated on the basis of $1,000 Initial Principal Amount.

          The Certificate Rate is 7%.

     (a)  The amount of the aggregate distribution to be
          made on such Distribution Date which constitutes
          interest on the Investor Certificates at the
          Certificate Rate, including any Shortfall so
          allocable stated on the basis of $1,000 Initial
          Principal Amount is .....................................$    4.291118
                                                                   -------------

     (b)  The amount of the aggregate distribution to be
          made on such Distribution Date which constitutes
          payments in reduction of principal with respect to
          the Investor Certificate on the basis of $1,000
          Initial Principal Amount is .............................$   36.113808
                                                                   -------------

     (c)  The total amount of the distribution to be made on
          such Distribution Date to the Investor
          Certificateholders on the basis of $1,000 Initial
          Principal Amount is......................................$   40.404926
                                                                   -------------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED July 17, 1996

     Calculation of Required Cash Reserve Amount as of the July 22, 1996 Distribution Date.

     (i)  The Investor Certificate Principal Balance equals $27,367,279.16.

     (ii) Required Reserve Percentage equals 10%.

    (iii) The Required Cash Reserve Amount equals (the product of (i) and (ii)) $2,736,727.92

     For purposes of this Annex C, the following term shall have the following meaning:

  "Required Reserve Percentage" means:

     (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

     (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause
          (b) shall no longer apply until another Three Month Delinquency Test occurs;

     (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

     (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

     (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

     (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.